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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                                  July 1, 1999 - July 31, 1999
                                                    ----------------------------

SETTLEMENT DATE:                                           16-Aug-99
                                                    -----------------------

A.      SERIES INFORMATION

        ADVANTA LEASING RECEIVABLES CORP. IV AND
        ADVANTA LEASING RECEIVABLES CORP. V
        EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
        SERIES 1998-1

I.      SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

        (a.)         Beginning Aggregate Contract Principal Balance ("ACPB").............................   $ 280,621,304.08
                                                                                                            ----------------
        (b.)         Contract Principal Balance of all Collections allocable
                     to Contracts......................................................   $ 13,234,473.60
                                                                                          ---------------
        (c.)         Contract Principal Balance of Charged-Off Contracts...............   $  1,412,336.65
                                                                                          ---------------
        (d.)         Total decline in Principal Balance..................................................   $  14,646,810.25
                                                                                                            ----------------

        (e.)         Ending Aggregate Contract Principal Balance of all
                     Contracts as of this Settlement Date................................................   $ 265,974,493.83
                                                                                                            ----------------

                     BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE
                     RELATED PAYMENT DATE

        (f.)         Class A Principal Balance as of this Settlement Date................................   $ 234,908,482.52
                                                                                                            ----------------
                     (Class A Note Factor).................................  0.7092647
                                                                             ---------
        (g1.)        Class A-1 Principal Balance. (Note Factor)............  0.0000000    $           -
                                                                             ---------    ---------------
        (g2.)        Class A-2 Principal Balance. (Note Factor)............  0.8721499    $165,708,482.52
                                                                             ---------    ---------------
        (g3.)        Class A-3 Principal Balance. (Note Factor)............  1.0000000    $ 23,300,000.00
                                                                             ---------    ---------------
        (g4.)        Class A-4 Principal Balance. (Note Factor)............  1.0000000    $ 45,900,000.00
                                                                             ---------    ---------------
        (h.)         Class B Principal Balance as of this Settlement Date.................................  $  13,432,055.68
                                                                                                            ----------------
                     (Class B Note Factor)                                   0.7092647
                                                                             ---------
        (i.)         Class C Principal Balance as of this Settlement Date.................................  $   6,994,768.88
                                                                                                            ----------------
                     (Class C Note Factor)                                   0.7092647
                                                                             ---------
        (l.)         Class D Principal Balance as of this Settlement Date.................................  $  10,639,186.75
                                                                                                            ----------------
                     (Class D Note Factor)                                   0.7092647
                                                                             ---------

II.     COMPLIANCE RATIOS

        (a.)         Aggregate Contract Balance Remaining ("CBR") of all
                     Contracts as of the related Calculation Date.........................................  $ 292,847,739.69
                                                                                                            ----------------
        (b1.)        % of CBR 31 days or more delinquent as of the related
                     Calculation Date.....................................................................        7.68%
                                                                                                            ----------------
        (b2.)        Preceding Month %:                                          Jun-99...................        7.08%
                                                                             ----------                     ----------------
        (b3.)        2nd Preceding Month %:                                      May-99...................        7.63%
                                                                             ----------                     ----------------
        (b4.)        Three month rolling average % of CBR 31 days or more
                     delinquent...........................................................................        7.46%
                                                                                                            ----------------

        (c.)         Does the three month rolling average % of CBR which are
                     31 days or more delinquent exceed 10.5%?  Y or N.                                             NO
                                                                                                            ----------------

                     (Amortization Period Only)

        (d)          Cumulative Net Loss Percentage as of the related
                     Collection Period....................................................................        1.31%
                                                                                                            ----------------

                     Does the Cumulative Net Loss Percentage exceed

        (d1.)        4.0% from the Beginning Period to and including 12th
                     Collection Period?  Y or N...........................................................         NO
                                                                                                            ----------------

        (d2.)        5.5% from 13th Collection Period to and including 24th
                     Collection Period? Y or N............................................................         NO
                                                                                                            ----------------

        (d3.)        7.0% from 25th Collection Period and thereafter? Y or N..............................         NO
                                                                                                            ----------------

                     (If Yes to e1 or e2 or e3, then a Residual Event occurs)

        (e1.)        Residual Realization for the related Collection Period > 100% (YES/NO)...............        YES
                                                                                                            ----------------

        (e2.)        Preceding Month:                                            Jun-99 > 100% (YES/NO)...        YES
                                                                             ----------                     ----------------

        (e3.)        2nd Preceding Month:                                        May-99 > 100% (YES/NO)...        YES
                                                                             ----------                     ----------------

        (e4.)        Three month rolling average Residual Realization Ratio  > 100% (YES/NO)..............        YES
                                                                                                            ----------------
                     (If less than 100%, then a Residual Event Occurs)


III.    FLOW OF FUNDS

                     The amount of available funds on deposit in the Series
                     1998-1 Facility Account..............................................................  $  16,669,639.82
                                                                                                            ----------------

               (1)   ON THE PAYMENT DATE WHICH IS ALSO THE AMORTIZATION DATE
                     AND EACH PAYMENT DATE THEREAFTER

        (a.)         To the Servicer, Unrecoverable Servicer Advances.....................................        156,391.70
                                                                                                            ----------------

        (b.)         To the Servicer, if ABS is not the Servicer, Servicing Fee
                     and Ancillary Servicing Income, if any...............................................               -
                                                                                                            ----------------

                     TO SERIES 1998-1 NOTEHOLDERS:

        (c.)         To Class A, the total Class A Note Interest and Class A
                     Overdue Interest for the related period.............................................   $   1,210,301.83
                                                                                                            ----------------

                                    Interest on Class A-1 Notes.......................    $           -
                                                                                          ---------------
                                    Interest on Class A-2 Notes.......................    $    866,425.99
                                                                                          ---------------
                                    Interest on Class A-3 Notes.......................    $    115,140.83
                                                                                          ---------------
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

                                    Interest on Class A-4 Notes.......................    $    228,735.00
                                                                                          ---------------

        (d.)         Interest on Class B Notes for the related period....................................   $      72,039.67
                                                                                                            ----------------

        (e.)         Interest on Class C Notes for the related period....................................   $      39,913.28
                                                                                                            ----------------

        (f.)         To Series 1998-1 Noteholders:

                     To Class A, the total Principal Payment and Class A
                     Overdue Principal, if any...........................................................      12,936,052.33
                                                                                                            ----------------
                                    Principal Payment to Class A-1 Noteholders........                -
                                                                                          ---------------
                                    Principal Payment to Class A-2 Noteholders........      12,936,052.33
                                                                                          ---------------
                                    Principal Payment to Class A-3 Noteholders........          N/A
                                                                                          ---------------
                                    Principal Payment to Class A-4 Noteholders........          N/A
                                                                                          ---------------
                     To Class B for Principal Payment and Overdue Principal,
                     if any..............................................................................         739,682.85
                                                                                                            ----------------
                     To Class C for Principal Payment and Overdue Principal,
                     if any..............................................................................         385,191.27
                                                                                                            ----------------

        (g) Overdue Principal (included in the Principal Payments per above, if any):

                     To Class A, total for Overdue Principal..........................          N/A
                                                                                          ---------------
                                    Overdue Principal to Class A-1              N/A
                                                                             ---------
                                    Overdue Principal to Class A-2              N/A
                                                                             ---------
                                    Overdue Principal to Class A-3              N/A
                                                                             ---------
                                    Overdue Principal to Class A-4              N/A
                                                                             ---------
                     To Class B for Overdue Principal.................................          N/A
                                                                                          ---------------
                     To Class C for Overdue Principal.................................          N/A
                                                                                          ---------------

        (h1.)        Until the Reserve Account Funding Date:
                     To the Reserve Account, the amount equal to the Servicing
                     Fee otherwise payable to ABS.......................................................           N/A
                                                                                                            ----------------

        (h2.)        After the Reserve Account Funding Date:
                     To the Servicer, ABS, the Servicing Fee plus Ancillary
                     Servicing Income, if any...........................................................          233,851.09
                                                                                                            ----------------

        (i.)         To the Reserve Account, the amount needed to increase the
                     amount on deposit in the Reserve Account to the Required
                     Reserve Amount for such Payment Date...............................................           N/A
                                                                                                            ----------------

        (j.)         Upon the occurrence of a Residual Event            the lesser of:

        (j1.)        (A) the Available Funds remaining on deposit in the
                         Facility Account and.........................................          N/A
                                                                                          ---------------

        (j2.)        (B) the aggregate amount of Residual Receipts included
                         in Available Funds...........................................          N/A
                                                                                          ---------------

        (j3.)        To be deposited to the Residual Account.............................................          N/A
                                                                                                            ----------------

        (k.)         To Class D Noteholders for Principal Payment........................................         585,883.81
                                                                                                            ----------------

        (l.)         To Class D Noteholders for Overdue Principal, if any................................          N/A
                                                                                                            ----------------

               (3)   To ABS, the Servicing Fee previously due, but deposited
                     to the Reserve Account..............................................................   $            -
                                                                                                            ----------------

               (4)   To the Series Obligors, as holders of the Residual
                     Interest, any Available Funds remaining on deposit
                     in the Facility Account.............................................................   $     310,332.00
                                                                                                            ----------------

IV.     SERVICER ADVANCES

        (a.)         Aggregate amount of Servicer Advances at the beginning
                     of the related Collection Period....................................................       4,520,608.47
                                                                                                            ----------------

        (b.)         Servicer Advances reimbursed during the related
                     Collection Period...................................................................         128,420.61
                                                                                                            ----------------

        (c.)         Amount of unreimbursed Servicer Advances to be reimbursed
                     on the Settlement Date..............................................................         156,391.70
                                                                                                            ----------------

        (d.)         Servicer Advances made during the related Collection Period.........................   $            -
                                                                                                            ----------------

        (e.)         Aggregate amount of Servicer Advances at the end of the
                     Collection Period...................................................................   $   4,235,796.16
                                                                                                            ----------------

V.      RESERVE ACCOUNT

        (a.)         Amount on deposit at the beginning of the related
                     Collection Period...................................................................   $   8,755,377.59
                                                                                                            ----------------

        (b.)         Amounts used to cover shortfalls, if any, for the related
                     Collection Period...................................................................   $            -
                                                                                                            ----------------

        (c.)         Amounts transferred from the Facility Account, if applicable........................   $            -
                                                                                                            ----------------

        (d.)         Interest earned on Reserve Balance..................................................   $      35,813.77
                                                                                                            ----------------

        (e.)         Reserve Account Ending Balance before calculating Required
                     Reserve Amount......................................................................   $   8,791,191.36
                                                                                                            ----------------

        (f.)         Required Reserve Amount needed as of the related
                     Collection Period...................................................................   $   8,298,397.48
                                                                                                            ----------------

        (g1.)        If (f) is greater than (e), then amount of shortfall................................               0.00
                                                                                                            ----------------

        (g2.)        If (e) is greater than (f), then excess amount to be
                     transferred to the Series Obligors..................................................         492,793.88
                                                                                                            ----------------

        (h.)         Amounts on deposit as of this Settlement Date (e minus g2)..........................   $   8,298,397.48
                                                                                                            ----------------

VI.     RESIDUAL ACCOUNT

        (a.)         Amount on deposit at the beginning of the related
                     Collection Period...................................................................               0.00
                                                                                                            ----------------

        (b.)         Amounts transferred from the Facility Account.......................................               0.00
                                                                                                            ----------------

        (c.)         Amounts used to cover shortfalls for the related
                     Collection Period...................................................................               0.00
                                                                                                            ----------------

        (d.)         Amount on deposit as of this Settlement Date........................... ............               0.00
                                                                                                            ----------------

VII.    ADDITIONAL PROPERTY FUNDING ACCOUNT

        (a.)         Amount on deposit at the beginning of the related
                     Collection Period...................................................................               0.00
                                                                                                            ----------------

        (b.)         Amounts transferred from the Facility Account.......................................               0.00
                                                                                                            ----------------

        (c.)         Amounts transferred to the Series Obligors..........................................               0.00
                                                                                                            ----------------

        (d.)         Amount on deposit as of this Settlement Date........................... ............               0.00
                                                                                                            ----------------

VIII.   ADVANCE PAYMENTS

        (a.)         Beginning aggregate Advance Payments................................................   $   2,750,267.84
                                                                                                            ----------------
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
        (b.)         Amount of Advance Payments collected during the related
                     Collection Period...................................................................   $   2,047,971.41
                                                                                                            ----------------

        (c.)         Investment earnings for the related Collection Period...............................   $      14,748.89
                                                                                                            ----------------

        (d.)         Amount of Advance Payments withdrawn for deposit into
                     Facility Account....................................................................   $   2,127,851.79
                                                                                                            ----------------

        (e.)         Ending aggregate Advance Payments...................................................   $   2,685,136.35
                                                                                                            ----------------

        ADVANTA BUSINESS SERVICES CORP., AS SERVICER

        BY:          /s/ John Paris

        TITLE:       Sr. Vice President

        DATE:             11-Aug-99
                     ---------------


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